UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: August 4, 2020
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950		38-0549190
(Commission File Number)		(IRS Employer Identification No.)

One American Road
Dearborn,	Michigan	48126
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	F	New York Stock Exchange
6.200% Notes due June 1, 2059	FPRB	New York Stock Exchange
6.000% Notes due December 1, 2059	FPRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 4, 2020, Ford Motor Company (the “Company”) issued a news release announcing the election of James D. Farley, Jr., as President and Chief Executive Officer of the Company effective October 1, 2020. In addition, Mr. Farley was elected to the Company’s Board of Directors effective October 1, 2020.

James P. Hackett will retire from the Company effective March 31, 2021, and has resigned from the Board of Directors, effective October 1, 2020. Mr. Hackett will serve as Advisor to the Company and report to the Executive Chairman from October 1 until his retirement on March 31, 2021.

The Company also took the following compensation actions:

The Compensation Committee approved the following compensation actions regarding Mr. Farley:

•	Annualized base salary increase from $1,400,000 to $1,700,000

•
Annual Incentive Compensation Plan 2020 target increases pro-rated for the time Mr. Farley served during 2020 as President, New Businesses, Technology and Strategy; Chief Operating Officer; and President and Chief Executive Officer

•	Stock Option grant valued at $4,000,000 with the following terms:

◦	Grant date of August 5, 2020

◦	Options will expire 10 years from the grant date

◦	Exercise price will be the fair market value of Ford stock on the grant date

◦
Options will vest ratably over three years and the options will not be exercisable until the price of Ford stock closes at $9.24 or higher for twenty consecutive trading days at any time during the life of the options

Mr. Hackett’s compensation will remain as is currently in place with the exception that he will not have access to private aircraft for personal travel effective October 1, 2020. In addition, the Committee will consider an equity grant for Mr. Hackett in March 2021 based on his performance and contributions as Advisor to the Company during the January-March 2021 period.

The Company's news release announcing the elections is attached to this Report as Exhibit 99 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS*

Designation	Description	Method of Filing

Exhibit 99	News Release dated August 4, 2020	Filed with this Report

Exhibit 104	Cover Page Interactive Data File	**
(formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: August 4, 2020	By:	/s/ Jonathan E. Osgood
Jonathan E. Osgood
Secretary

*
Any reference in the attached exhibit(s) to our corporate website(s) and/or other social media sites or platforms, and the contents thereof, is provided for convenience only; such websites or platforms and the contents thereof are not incorporated by reference into this Report nor deemed filed with the Securities and Exchange Commission.

**	Submitted electronically with this Report in accordance with the provisions of Regulation S-T.